UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 6, 2001


                              CITY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


       West Virginia                  0-17733                   55-0619957
       -------------                  -------                   ----------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
    of incorporation or                                   Identification Number)
       organization)



                               25 Gatewater Road
                        Charleston, West Virginia, 25313
                   (Address of principal executive officers)


                                 (304) 769-1100
              (Registrant's telephone number, including area code)


                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events

On June 6, 2001, City Holding Company issued a news release announcing the third quarter dividend payment of City Holding Capital Trust II Preferred Stock scheduled for July 31 will be deferred.

The announcement by City Holding Company follows the denial by the Federal Reserve of a request by City Holding Company to continue the dividend payments while the bank strengthens its operations. A Trust Preferred Stock dividend was paid for the second quarter on April 30, 2001, but under the Federal Reserve decision Trust I and II Preferred Stock dividend payments will be deferred through January 31, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

	(a) Financial Statements		None
	(b) Pro Forma Financial Information	None
	(c) Exhibits				None

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CITY HOLDING COMPANY


Date: June 11, 2001
                                               By: /s/ Michael D. Dean
                                               --------------------------------
                                               Michael D. Dean
                                               Senior Vice President - Finance,
                                               Chief Accounting Officer and
                                               Duly Authorized Officer